                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 20, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                            ATRIX LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                     0-18231                            84-1043826
----------------------------      ---------------------        ---------------------------------
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer Identification No.)
      of Incorporation)


                2579 Midpoint Drive, Fort Collins, Colorado 80525
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (970) 482-5868
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

         Atrix Laboratories, Inc. (the "Company") announced today that it has settled the first of three licensing disputes with Block Drug, a wholly owned subsidiary of GlaxoSmithKline submitted last year. The settlement resolves a pricing dispute over Block's sale of the Company's periodontal product, Atridox(R) and provides payment owed to the Company for the sale of the product. As part of the settlement, the Company received payment owed for product sales in 1999. In addition, the Company implemented a new pricing schedule for future purchases in an effort to resolve issues of this type in the future. The Company intends to pursue resolution of the remaining legal issues with Block, including Block's failure to pay the Company certain milestones following approval by the U.S. Food and Drug Administration of Atrisorb-D(R) guided tissue regeneration barrier product.

         The text of Press Release is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

         99.1     Text of Press Release dated April 24, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ATRIX LABORATORIES, INC.


                                           By: /s/ Brian G. Richmond
                                              ----------------------------------
                                              Brian G. Richmond
                                              Chief Financial Officer
Date:  April 24, 2001

                                  EXHIBIT INDEX


       Exhibit    Description
       -------    -----------

         99.1     Text of Press Release dated April 24, 2001.